UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2019

GREAT WESTERN BANCORP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-36688		47-1308512
(Commission File Number)		(IRS Employer Identification Number)

225 South Main Avenue		57104
Sioux Falls,	South Dakota
(Address of principal executive offices)		(Zip Code)
(605) 334-2548
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	GWB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging growth company  ☐
If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 19, 2019, Great Western Bancorp, Inc., (the “Company”) reported on a Form 8-K that it entered into a consultant agreement with Credit Risk Advisors, LLC ("CRA"), on September 15, 2019 (the “Agreement”) for the consulting services of Michael J. Doyle, President and founder of CRA. In his capacity as an independent contractor, Mr. Doyle assumed the position of Interim Chief Credit Officer of the Company effective September 23, 2019 (the “Transition Date”) and is providing the Company with certain services customarily performed within the Interim Chief Credit Officer role. The initial term of the Agreement is for ninety (90) days, with thirty (30) day auto-renewals. The Company does not consider Mr. Doyle to be an executive officer.
On October 31, 2019, the Company and CRA, entered into a First Amendment to the Agreement (the “Amendment”) to extend the initial term to one hundred and eighty (180) days, grant the Company an early termination right during the initial term and state the methodology for calculating the amount due under the Agreement in the event of an early termination. The foregoing summary of the Amendment does not purport to be complete, and is qualified in its entirety by reference to the full text thereof. A copy of the Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of the Agreement was attached as Exhibit 10.1 to the Form 8-K filed on September 19, 2019.
Item 9.01.  Financial Statements and Exhibits.
(d)  Exhibits.

Exhibit No.	Description

10.1	Amendment dated as of October 31, 2019 between the Company and Michael J. Doyle

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT WESTERN BANCORP, INC.

Date: October 31, 2019	By: /s/ Donald J. Straka
Name: Donald J. Straka
Title: Corporate Secretary and General Counsel

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Amendment dated as of October 31, 2019 between the Company and Michael J. Doyle